LINCOLN LIFE
VARIABLE ANNUITY FUND A

January 1997


Dear Variable Annuity Fund A contractowner:

This report covers the 12 months ended December 31, 1996 for the Variable Annuity Fund A. We are pleased to report the performance of Variable Annuity Fund A for 1996, as measured by the change in unit value, was 18.87%. Although this return was favorable, it lagged the 1996 Standard & Poor's 500 Index (S&P
500) return of 22.96%.

As they did one year ago, many investors are wondering if this level of performance will continue into the new year. We recommend that you focus on long-term investment strategy rather than worry about where the overall market will go next. Market volatility is a certainty. The important factor in making investment decisions is to be in the market over the long haul with a retirement vehicle that continues to meet your investment objectives.

We remain optimistic about the long-term prospects in the equity market, but there are always uncertainties. We believe Vantage Global Advisors' disciplined approach will continue to prevail for those of you will willing to maintain a long-term investment strategy for your retirement or other future needs.

The graph on the following page illustrates the performance of Fund A over the past 10 years, 1987 through 1996. The graph compares the 10-year performance of an initial investment of $10,000 into Fund A and the performance of a broad based security market index, the S&P 500 Index, for the same time period. The S&P 500 Index tracks the average performance of 500 widely held common stocks and is often used as a benchmark measure of stock-market returns.

Also on the next page, we have included commentary from Vantage Global Advisors. This will provide some insight as to how the fund was managed during 1996 and how our portfolio manager will position the fund going forward in 1997.

In closing, we would like to thank each of you for choosing Lincoln Life as your annuity provider. We value the confidence you have placed in Lincoln Life, and we will work hard to earn your continued trust.

Sincerely,



/s/ Kelly D. Clevenger
Kelly D. Clevenger
Chairman, Board of Managers

The performance data quoted represents past performance. Past performance is not indicative of future results.

Portfolio manager's summary and comparison

Managed by VANTAGE GLOBAL ADVISORS

At the beginning of 1966, investors were experiencing the euphoria of an exceptional year in 1995 as the Dow Jones Industrial Average topped 5000. The Dow, which comprises 30 large companies, continued its climb in 1996, crossing 6000 in October and almost reaching 6600 by year-end. The fund returned 18.87% in 1996, trailing the S&P 500 Index's return of almost 23%. The S&P 500's return was driven by the largest 15 stocks. For the year, those stocks returned 35.8%, while the rest of the S&P 500 provided only an 18.3% return. While this invests in some of the top 15 stocks, the portfolio is diversified and invests in many other stocks to control risk.

The market was fueled in part by huge contributions to mutual funds. Inspired by the returns of 1995, investors poured more than $200 billion into stock funds in 1996, smashing the previous record of $130 billion in 1993. The market was also encouraged by fundamentally positive factors including low inflation and steady growth in the Gross Domestic Product. Intermittent dips due to fears of inflated market values or anticipated increases in interest rates occasionally interrupted the bull rally if only for a day or two. However, in the end the market provided exceptional returns and Variable Annuity A investors benefited from the rise.

If investors continue to pour money into stock mutual funds at the same rate as last year, the stock market will have a base of support for continued growth in 1997. Additionally, fundamental economic factors such as interest rates and inflation provide reasons why 1997 could be a good year for the stock market.

T. Scott Wittman
Growth of $10,000 invested
[Plot Points for Funds A
invested 1/1/87 through 12/31/96
S&P 500 Index]

                   S & P
                   500
       Fund A      Index

1987  $10,697     $10,532
1988  $11,747     $12,281
1989  $14,370     $16,172
1990  $14,312     $15,668
1991  $18,670     $20,444
1992  $18,739     $22,002
1993  $20,578     $24,218
1994  $20,816     $24,534
1995  $28,554     $33,740
1996  $33,942     $41,474

Statement of Net Assets
December 31, 1996


INVESTMENTS
                                       Percent of     Number      Market
COMMON STOCKS:                         Net Assets    of Share     Value
                                       ----------   ---------   ----------
Aerospace:                                   2.0%
     McDonnell Douglas Corp.                           16,700   $1,068,800
     United Technologies Corp.                         17,600    1,161,600
                                                                ----------
                                                                 2,230,400

Air Transportation:                          1.4%
     AMR Corp.*                                         8,000      705,000
     Northwest Airlines Corp.*                         20,400      798,150
                                                                ----------
                                                                 1,503,150

Banking and Insurance:                      12.3%
     AmSouth Bancorporation                             5,800      280,575
     Bank of Boston Corp.                              24,100    1,548,425
     Bank of New York Inc.                             48,800    1,647,000
     Chase Manhattan Corp.                             25,800    2,302,650
     Cigna Corp.                                       13,200    1,803,450
     Equitable Co.                                     10,300      253,638
     First Chicago NBD Corp.                           33,339    1,791,971
     Marsh & McLennan Cos. Inc.                         2,000      208,000
     Nations Bank Corp.                                10,300    1,006,825
     Transamerica Corp.                                 6,700      529,300
     Travelers Inc.                                    45,466    2,063,020
                                                                ----------
                                                                13,434,854

Broadcasting:                                0.6%
     King World Productions Inc.*                      19,200      708,000


Building Materials:                          0.8%
     Dover Corp.                                       17,900      899,475


Building and Construction:                   0.1%
     Kaufman & Broad Home Corp.                         7,100       91,413


Chemicals:                                   2.0%
     Dow Chemical Co.                                  17,900    1,402,813
     Olin Corp.                                        20,600      775,075
                                                                ----------
                                                                 2,177,888

Consumer Products and Services:              8.1%
     American Brand Inc.                               16,500      818,813
     Johnson & Johnson                                 30,000    1,492,500
     Omnicom Group Inc.                                23,400    1,070,550
     Philip Morris Co. Inc.                            27,400    3,085,925

                                       Percent of      Number         Market
                                       Net Assets     of Shares        Value
                                       ----------     ---------       ------
     Procter & Gamble Co.                               18,900       $2,031,750
     Stanley Works Inc.                                 14,200          383,400
                                                                     ----------
                                                                      8,882,938

Container:                                 0.3%
     Stone Container Corp.                              23,400          348,075


Drug and Hospital Supplies:                7.3%
     Abbott Laboratories                                15,500          786,625
     Amgen Inc.*                                        29,300        1,595,019
     Bristol Myers Squibb Co.                           24,300        2,642,625
     Lincare Holdings Inc.*                              6,200          255,750
     Merck & Co. Inc.                                   11,500          811,375
     Schering-Plough Corp.                              27,800        1,800,050
                                                                     ----------
                                                                      7,991,444

Electrical and Electronics:                7.3%
     Ascend Communications Inc.*                        15,600          969,150
     Cooper Industries Inc.                             13,300          560,263
     General Electric Co.                               36,100        3,569,388
     Harris Corp.                                       13,800          947,025
     Litton Industries Inc.*                             5,400          257,175
     Raychem Corp.                                       4,700          376,588
     Tektronix Inc.                                      6,100          312,625
     Tellabs Inc.*                                      17,700          667,069
     UCAR International Inc.*                            6,900          259,613
                                                                     ----------
                                                                      7,918,896

Entertainment:                             1.7%
     Callaway Golf Co.                                  43,500        1,250,625
     Mirage Resorts Inc.*                               29,100          629,288
                                                                     ----------
                                                                      1,879,913

Financial Services:                        1.2%
     Student Loan Marketing Assn.                       14,100        1,313,063


Food and Beverage:                         6.4%
     Boston Chicken Inc.*                                4,200          150,675
     Campbell Soup Co.                                   8,400          674,100
     Coca Cola Co.                                      41,600        2,189,200
     ConAgra Inc.                                        8,200          407,950
     CPC International Inc.                              7,400          573,500
     Heinz H.J. Co.                                     10,950          391,463
     Hershey Foods Corp.                                17,000          743,750
     RJR Nabisco Holdings Corp.                         24,800          843,200
     Safeway Inc.*                                      23,200          991,800
     Universal Food Corp.                                1,600           56,400
                                                                     ----------
                                                                      7,022,038

                                           Percent of       Number     Market
                                           Net Assets     of Shares    Value
                                           ----------     ---------  ----------

Hospital and Healthcare:                         1.3%
      Oxford Health Plans Inc.*                             24,300   $1,423,069


Household Appliances:                            0.3%
      Maytag Corp.                                          14,300      282,425


Industrial:                                      1.3%
      Johnson Controls Inc.                                 16,500    1,367,438


Machinery and Engineering:                       1.4%
      Caterpillar Inc.                                      15,800    1,188,950
      Ingersoll-Rand Co.                                     6,800      302,600
                                                                     ----------
                                                                      1,491,550

Metals and Mining:                               1.6%
      ASARCO Inc.                                           16,600      412,925
      Cleveland-Cliffs Inc.                                    900       40,838
      Phelps Dodge Corp.                                    18,900    1,275,750
                                                                     ----------
                                                                      1,729,513

Motor Vehicles and Equipment:                    3.0%
      Chrysler Corp.                                        50,100    1,653,300
      General Motors Corp.                                  15,600      869,700
      Goodrich BF Co.*                                      17,800      720,900
                                                                     ----------
                                                                      3,243,900

Office and Business Equipment and Services:      7.7%
      Cadence Design Systems Inc.*                          31,275    1,243,181
      Cisco Systems Inc.*                                   23,500    1,496,656
      Compaq Computer Corp.*                                 4,200      311,850
      Computer Associates International Inc.                 8,700      432,825
      Diebold Inc.                                           9,200      578,450
      Honeywell Inc.                                        24,000    1,578,000
      NCR Corp.                                              1,100       36,988
      Pairgain Technologies Inc.*                           22,200      675,713
      Pitney Bowes Inc.                                     11,500      626,750
      Sun Microsystems Inc.*                                53,000    1,361,438
                                                                     ----------
                                                                      8,341,851

Paper:                                           1.5%
      Avery Dennison Corp.                                  44,800    1,584,800


Petroleum and Petroleum Products:               10.7%
      Atlantic Richfield Co.                                 8,600    1,139,500
      Exxon Corp.                                           21,200    2,077,600
      Halliburton Co.                                       16,200      976,050

                                       Percent of       Number         Market
                                       Net Assets      of Shares        Value
                                       ----------      ---------     -----------

       Occidental Petroleum Corp.                        47,000     $ 1,098,625
       Royal Dutch Petroleum Co.                         11,700       1,997,775
       Seagull Energy Corp.*                             23,900         525,800
       Texaco Inc.                                       15,800       1,550,375
       Unocal Corp.                                      42,200       1,714,375
       USX-Marathon Group Inc.                           22,600         539,575
                                                                    -----------
                                                                     11,619,675

Printing and Publishing:                     0.5%
       New York Times Co.                                15,200         577,600


Public Utilities:                            3.2%
       Edison International                              19,100         379,613
       General Public Utilities Corp.                    14,700         494,288
       Ohio Edison Co.                                   32,100         730,275
       Texas Utilities Co.                               38,500       1,568,875
       Unicom Corp.                                      10,600         287,525
                                                                    -----------
                                                                      3,460,576

Real Estate:                                 0.5%
       Oakwood Homes Inc.*                               23,700         542,138


Retail:                                      3.8%
       Eckerd Corp.*                                      2,828          90,496
       Gap Inc.                                          34,600       1,042,325
       Jostens Inc.                                      33,000         697,125
       Ross Stores Inc.                                   5,300         264,338
       Sears, Roebuck & Co.                              12,600         581,175
       TJX Cos. Inc.                                     30,800       1,459,150
                                                                    -----------
                                                                      4,134,609

Securities Dealers:                          1.7%
       Bear, Stearns & Co. Inc.                          34,205         953,464
       Morgan Stanley Group                               6,300         359,888
       Paine Webber Group                                19,900         559,688
                                                                    -----------
                                                                      1,873,040

Shoes:                                       0.9%
       Nike Inc.                                         16,400         979,900


Soaps, Cleaner and Cosmetics:                0.7%
       Clorox Co.                                         7,300         732,738


Telecommunications:                          7.0%
       American Telephone & Telegraph Co.                17,600         726,021
       Ameritech Corp.                                   29,000       1,758,125

                                          Percent of     Number        Market
                                          Net Assets   of Shares       Value
                                          ----------   ---------    ------------

         BellSouth Corp.                                 44,600    $  1,800,725
         Nynex Inc.                                      33,800       1,626,625
         Pacific Telesis Group                           46,600       1,712,550
                                                                   ------------
                                                                      7,624,046

Transportation:                                 0.6%
         PHH Corp.                                       14,500         623,500
                                          ----------               ------------



                  TOTAL INVESTMENTS
                  (Cost $74,224,441)           99.2%                108,034,015


Excess of other assets over liabilities         0.8%                    870,835
                                          ----------               ------------


                  NET ASSETS                  100.0%               $108,904,850
                                          ==========               ============



Net assets are represented by:
  Value of accumulation units:
        8,462,449 units at $11.737 unit value                      $ 99,332,458

  Annuity reserves:
          258,966 units at $11.737 unit value                         3,039,454
          440,987 units at $14.813 unit value                         6,532,938
        ---------                                                  ------------
          699,953                                                     9,572,392
                                                                   ------------

                                                                   $108,904,850
                                                                   ============

  * Non-income producing

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 1996

  Investment Income:

    Dividends                                                                   $2,551,263
    Interest                                                                        61,478
                                                                                ----------
                                                                                 2,612,741
  Expenses:
     Investment management services                              345,624
     Mortality and expense guarantees                          1,018,598         1,364,222
                                                               ---------        ----------
NET INVESTMENT INCOME                                                            1,248,519

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                           9,896,271
    Increase in net unrealized appreciation
       of investments                                          7,531,873
                                                               ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                 17,428,144
                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $18,676,663
                                                                               ===========




Statements of Changes in Net Assets

                                                                Year Ended December 31
                                                                 1996             1995
Changes from operations:                                     -----------       -----------
  Net investment income                                       $1,248,519        $1,473,052
  Net realized gain on investments                             9,896,271         9,013,278
  Increase in net unrealized appreciation
     of investments                                            7,531,873        17,280,315
                                                             -----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          18,676,663        27,766,645

Net decrease from equity transactions                        (13,726,463)       (2,346,263)
                                                             -----------       -----------
TOTAL INCREASE IN NET ASSETS                                   4,950,200        25,420,382

Net assets at beginning of year                              103,954,650        78,534,268
                                                             -----------       -----------
 NET ASSETS AT END OF YEAR                                  $108,904,850      $103,954,650
                                                             ===========       ===========




See accompanying notes to financial statements.

Notes to Financial Statements

December 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

The Fund: Lincoln National Variable Annuity Fund A (Fund) is a segregated investment account of The Lincoln National Life Insurance Company. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to maximize long-term growth of capital. The Fund invests primarily in equity securities diversified over industries and companies.

Investments: Security transactions are accounted for on the date the securities are purchased or sold. Stocks are valued at the closing sales prices for those traded on a national stock exchange and the mean between the quoted bid and asked prices for those traded over-the-counter. Short-term investments are stated at cost which approximates market. The cost of investments sold is determined using the specific identification method.

Federal Income Taxes: Operations of the Fund form a part of, and are taxed with, operations of The Lincoln National Life Insurance Company, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the investment income and gains on Investments of the Fund. Accordingly, no provision for any such liability has been made.

Income: Dividends are recorded as earned on the ex-dividend date and interest is accrued as earned.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using assumed investment rates of 3.5%, 4.5%, 5%, or 6%. Reserves on contracts involving life contingencies are calculated using the Progressive Annuity Table with the age adjusted for persons born before 1900 or after 1919 and assumed investment rates of 3.5%, 4.5%, 5%, or 6%.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

 2.  INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) during 1996 amounted to $52,601,994 and $62,081,604, respectively.

3.  EXPENSES AND SALES CHARGES

Amounts are paid to The Lincoln National Life Insurance Company for investment management services at the rate of .000885% of the current value of the Fund per day (.323% on an annual basis) and for mortality and expense guarantees at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis). In addition, The Lincoln National Life Insurance Company retained $12,259 from the proceeds of the sale of annuity contracts during 1996 for sales and administrative charges. Accordingly, the Lincoln National Life Insurance Company is responsible for all sales, general, and administrative expenses applicable to the Fund.

The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 3, 1996, the custodial fee offset arrangement was not material to either total expenses or to the calculation of average net assets and the ratio of expenses to average net assets.

4.  NET ASSETS

Net assets at December 31, 1996 consisted of the following:

  Equity transactions                           ($141,446,807)
  Accumulated net investment income                72,336,752
  Accumulated net realized gain on investments    146,123,703
  Net unrealized appreciation of investments       31,891,202
                                                 ------------

                                                 $108,904,850
                                                 ============

5.  MERGER

Effective October 4, 1995, an Agreement and Plan of Reorganization was executed to merge the Lincoln National Variable Annuity Fund B (Fund B), a segregated investment account of The Lincoln National Life Insurance Company, into the Fund. The merger received approval of the Securities and Exchange Commission and contract owners of the Fund and Fund B at a special meeting on August 1, 1995. The merger was accomplished by a tax-free exchange of 763,488 accumulation units and 82,501 annuity reserve units of the Fund for all of the 897,517 accumulation units and 96,984 annuity reserve units of Fund B outstanding on the date of exchange. Fund B's net assets at the merger date of $7,931,344, including unrealized appreciation on investments of $1,918,404, were combined with those of the Fund, whose net assets prior to the merger were $92,566,438. For the period January 1, 1995, to October 4, 1995, Fund B had net investment income of $88,334 and net realized and unrealized gains of $1,864,313.


6.  SUMMARY OF CHANGES IN EQUITY TRANSACTIONS

                                                  1996                            1995
                                      ----------------------------    ----------------------------
                                         Units           Amount          Units           Amount
                                      -----------    -------------    -----------    -------------
Accumulation Units:
  Balance at beginning of year          9,568,929    ($123,869,196)     9,907,664    ($121,421,039)
  Contract purchases                      153,035        1,603,060         84,705          701,434
  Issued in connection with
    merger of Fund B                            -                -        763,488        7,157,877
  Terminated contracts                 (1,259,515)     (13,029,596)    (1,186,928)     (10,307,468)
                                      -----------    -------------    -----------    -------------
    BALANCE AT END OF YEAR              8,462,449    ($135,295,732)     9,568,929    ($123,869,196)
                                      ===========    =============    ===========    =============
Annuity Reserves:
  Balance at beginning of year            831,033      ($3,851,148)       862,789      ($3,953,042)
  Annuity payments                        (66,369)      (1,207,775)      (144,037)      (1,077,169)
  Issued in connection with
    merger of Fund B                            -                -         82,501          773,467
  Receipt of guarantee
    mortality adjustments                 (64,711)      (1,092,152)        29,780          405,596
                                      -----------    -------------    -----------    -------------
    BALANCE AT END OF YEAR                699,953      ($6,151,075)       831,033      ($3,851,148)
                                      ===========    =============    ===========    =============


7.  SUPPLEMENTAL INFORMATION - SELECTED PER UNIT DATA AND RATIOS

The following is selected financial data for an accumulation unit outstanding throughout each year:

                                                  1996       1995       1994       1993       1992
                                                 -------    -------    -------    -------    -------
Investment income                                $ 0.267    $ 0.251    $ 0.217    $ 0.204    $ 0.206
Expenses                                           0.139      0.114      0.095      0.090      0.083
                                                 -------    -------    -------    -------    -------
Net investment income                              0.128      0.137      0.122      0.114      0.123

Net realized and unrealized gain (loss)
  on investments                                   1.735      2.539     (0.040)     0.522     (0.099)
                                                 -------    -------    -------    -------    -------
Increase in accumulation unit value                1.863      2.676      0.082      0.636      0.024
Accumulation unit value at beginning of year       9.874      7.198      7.116      6.480      6.456
                                                 -------    -------    -------    -------    -------
ACCUMULATION UNIT VALUE AT END OF YEAR           $11.737    $ 9.874    $ 7.198    $ 7.116    $ 6.480
                                                 =======    =======    =======    =======    =======
Ratio of expenses to average net assets            1.28%      1.28%      1.27%      1.27%      1.27%
Ratio of net investment income to average
  net assets                                       1.17%      1.65%      1.75%      1.72%      2.01%
Portfolio turnover rate                           49.94%     48.95%     64.09%     49.90%     70.97%
Number of accumulation units outstanding
  at end of year (expressed in thousands)          8,462      9,569      9,908     11,538     12,742

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Managers and Contract Owners
Lincoln National Variable Annuity Fund A

We have audited the accompanying statement of net assets of Lincoln National Variable Annuity Fund A as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios (Note 7 to financial statements) for each of the five years in the period then ended. These financial statements and per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of the Lincoln National Variable Annuity Fund A at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                      /s/ Ernst & Young LLP

Fort Wayne, Indiana
February 12, 1997

LINCOLN LIFE

Variable
Annuity
Fund A



Annual report

December 31, 1996





Board of Managers

Kelly D. Clevenger
Chairman, Board of Managers
Vice President, Lincoln National Life
Insurance Co., Fort Wayne, Ind.

Nancy L. Frisby, CPA, Manager
Regional Vice President/Chief Financial
Officer, St. Joseph Medical Center,
Fort Wayne, Ind.

John B. Borsch, Jr., Manager
Associate Vice President, Investments,
Northwestern University, Evanston, Ill.

Stanley R. Nelson, Manager
Executive in Residence,
Program in Health Services Administration,
University of Minnesota, Minneapolis, Minn.

Barbara S. Kowalczyk, Manager
Senior Vice President, Lincoln National
Corp., Fort Wayne, Ind. and Lincoln
National China (China, Inc.)


Safekeeper of securities

Bankers Trust Company
New York, N.Y.


Independent auditors

Ernst & Young LLP
Fort Wayne, Ind.


Investment manager

Lincoln National Life Insurance Co.
Fort Wayne, Ind.


[LOGO OF LINCOLN NATIONAL LIFE INSURANCE COMPANY]

Fort Wayne, Indiana 46801


                        SMR96-0369ALL
Form 10688A-A 2/97             Feb 97                [RECYCLED LOGO]